REPORT OF
INDEPENDENT
REGISTERED
PUBLIC
ACCOUNTING FIRM


To the Board of
Trustees of Northern
Lights Fund Trust III
and the Shareholders
of ACM Dynamic
Opportunity Fund


In planning and
performing our audit of
the financial
statements of ACM
Dynamic Opportunity
Fund, a series of
shares of beneficial
interest in Northern
Lights Fund Trust III
(the "Fund"), as of
December 31, 2016
and for the year then
ended, in accordance
with the standards of
the Public Company
Accounting Oversight
Board (United States)
("PCAOB"), we
considered the Fund's
internal control over
financial reporting,
including controls over
safeguarding
securities, as a basis
for designing our
auditing procedures for
the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form
N-SAR, but not for the
purpose of expressing
an opinion on the
effectiveness of the
Fund's internal control
over financial
reporting.  Accordingly,
we express no such
opinion.

The management of
the Fund is
responsible for
establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to assess the
expected benefits and
related costs of
controls.  A company's
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding
the reliability of
financial reporting and
the preparation of
financial statements for
external purposes in
accordance with
accounting principles
generally accepted in
the United States of
America ("GAAP").  A
company's internal
control over financial
reporting includes
those policies and
procedures that (1)
pertain to the
maintenance of
records that, in
reasonable detail,
accurately and fairly
reflect the transactions
and dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation
of the financial
statements in
accordance with
GAAP, and that
receipts and
expenditures of the
company are being
made only in
accordance with
authorizations of
management and
trustees of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition, use or
disposition of a
company's assets that
could have a material
effect on the financial
statements.

Because of inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements.  Also,
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become
inadequate because of
changes in conditions
or that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in internal
control over financial
reporting exists when
the design or operation
of a control does not
allow management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis.  A
material weakness is a
deficiency, or
combination of
deficiencies, in internal
control over financial
reporting, such that
there is a reasonable
possibility that a
material misstatement
of the Fund's annual or
interim financial
statements will not be
prevented or detected
on a timely basis.

Our consideration of
the Fund's internal
control over financial
reporting was for the
limited purpose
described in the first
paragraph and would
not necessarily
disclose all
deficiencies in
internal control that
might be material
weaknesses under
standards established
by the PCAOB.
However, we noted
no deficiencies in the
Fund's internal
control over financial
reporting and its
operation, including
controls over
safeguarding
securities that we
consider to be a
material weakness,
as defined above, as
of December 31,
2016.

This report is
intended solely for the
information and use
of management, the
shareholders of ACM
Dynamic Opportunity
Fund, the Board of
Trustees of Northern
Lights Fund Trust III
and the Securities
and Exchange
Commission and is
not intended to be
and should not be
used by anyone other
than these specified
parties.


BBD, LLP


Philadelphia,
Pennsylvania
February 24, 2017